Bel Fuse and Pulse Electronics

A Compelling Business Combination
April 2011

Investor Presentation

2011 Annual Meeting of Shareholders of
Pulse Electronics Corporation



"One thing rings with absolute clarity in my mind: the combination of Bel and our ECS would be not just company altering but, more importantly, industry altering. For those shareholders who chose to stay with the company, it could be a very, very lucrative deal over the next decade and one which neither of us can provide all by ourselves, at least not in the mid term, and probably not ever. The economics of this deal are just so compelling and we owe it to our respective shareholders to do what we can to explore it carefully and, if possible, make it happen."

Extracted from an email to Dan Bernstein, CEO of Bel, dated May 24, 2006 from former Pulse Chairman and CEO James Papada during discussions about a framework for a possible business combination

"As we have discussed, Technitrol has long believed a combination of Technitrol and Bel Fuse makes strong strategic sense and that the combined company would be well positioned to generate significant additional value to our shareholders and employees."

Extracted from a letter to Bel dated March 23, 2007 from former Pulse Chairman and CEO James Papada

"The [April 17, 2007] meeting confirmed our shared view of the significant value inherent in a potential combination between Bel Fuse and Technitrol. It is in the best interest of all shareholders of both companies to work assiduously to unlock this value."

Extracted from a letter to Bel dated April18, 2007 from Pulse Directors John Burrows and Alan Barton

"While the board still perceives there to be significant upside to such a combination, the timing is just not right for us at this particular time. So, we are going to defer any additional discussions about this matter until we see more clearly where things are going for 2009."

Extracted from an email to Avi Eden, Director of Bel, dated December 15, 2008 from former Pulse Chairman and CEO James Papada in response to Bel's request to renew merger discussions

Overview

Bel – Pulse: A Clear Strategic Fit

Both companies have agreed in the past that a Bel/Pulse combination is compelling and makes long-term strategic sense for shareholders and other constituents

Tangible Value for Pulse Shareholders

On February 28, 2011, Bel proposed to acquire Pulse for $6.00 per share. We are prepared to revise our offer if Pulse would only engage with us

Realizing Maximum Value

In response to our offer, Pulse has proposed an ill-defined turnaround plan which is uncertain to yield value for shareholders

The Status Quo is No Longer Acceptable

Bel's two Director candidates have no agenda other than to increase value for Pulse shareholders

Bel – Pulse: A Clear Strategic Fit

Bel-Pulse: A Clear Strategic Fit

Company Financial Snapshots: April 2011 Side by Side Analysis

Bel Fuse Inc. (NASDAQ: BELFA/BELFB)

Revenue	$303 Million
Market Cap	$232 Million
Enterprise Value	$147 Million
EBITDA	$32 Million
Cash	$86 Million
Debt	$0
EV/EBITDA	4.6x
EV/Sales	0.5x

* Figures obtained from Yahoo! Finance after market close on April 15, 2011

Pulse Electronics Corporation (NYSE: PULS)

Revenue	$432 Million
Market Cap	$247 Million
Enterprise Value	$293 Million
EBITDA	$34 Million
Cash	$36 Million
Debt	$82 Million
EV/EBITDA	8.5x
EV/Sales	0.7x

* Figures obtained from Yahoo! Finance after market close on April 15, 2011

Bel-Pulse: A Clear Strategic Fit

The electronic components industry is a cost-driven marketplace and, as a result, it is difficult to sustain long-term profitable results through organic growth

Raw material costs are reducing gross margin profitability

- 1-year silver prices +119.96%
- 1-year oil prices (key component to plastic resin) +25.56%
- 1-year gold prices +25.46%
- 1-year copper prices +22.95%

Operational excellence is a prerequisite for maintaining a minimum competitive position. Low-cost manufacturing in China is now industry-standard

- Stronger Yuan has made exports more costly
- China labor costs are expected to rise by 20% per year over the next five years

Consolidation among customers has resulted in pricing pressure and has led to price erosion

- Customers are demanding 10% annual price reductions

Bel-Pulse: A Clear Strategic Fit

Industry dynamics will continue to reduce profitability. Our belief is that long-term shareholder value can be created best through industry consolidation and effective cost-reduction measures

Bel/Pulse business overlaps include suppliers, manufacturing, products, and customers - offering tremendous potential for $15 Million+ in tangible cost savings

Product	Bel	Pulse
Telecommunications		
Broadband Components	x	x
MoCA Products	x	x
T1, E1, ISDN, T3, E3 Magnetics	x	x
Common Mode Chokes	x	x
Telecom Modules	x	x
LAN (Local Area Networking)		
10 Gig Magnetics/Transformers	x	x
POE Magnetics	x	x
POE+ Magnetics	x	x
Gigabit Magnetics	x	x
PCMCIA Magnetics/Transformers	x	x
10/100 Base T Magnetics/Transformers	x	x
ICM (Integrated Connector Modules)		
10 Gig Connectors	x	x
POE and POE+ Connectors	x	x
Low Profile Connectors	x	x
10/100 Base T Connectors	x	x
Gigabit Connectors	x	x
Antennas		x

Product	Bel	Pulse
Interconnect Products		
Copper Cabling (Ethernet)	x	
High Speed Copper Cabling (QFSP+ and CX4)	x	
Copper Wire Harnessing	x	
Fibre Optic Cables	x	
Passive Plugs	x	x
Passive Jacks	x	x
Power Products		
DC/DC Converters	x	
Power Inductors	x	x
Switchmode Transformers	x	x
Open Frame Transformers	x	x
50/60Hz Transformers		x
Common Mode Chokes	x	x
Signal Transformers	x	x
RF Products (Diplexers)	x	x
Circuit Protection	x	
SmartGrid Custom Designs	x	x
Military Aerospace Custom Designs	x	x

Bel-Pulse: A Clear Strategic Fit

Recognizing these dynamics, in 2006, representatives from Bel & Pulse began discussing a framework for a potential business combination that made strong strategic sense

Pulse refuses to engage with us about our $6.00/share offer despite our ongoing efforts

- **2006 – 2007**: Representatives of Bel and Pulse discussed a framework for a potential business combination
- **March 23, 2007**: Pulse offered to purchase all of Bel's stock for cash
- **April 17, 2007:** Bel met with Pulse representatives and proposed (i) increasing the purchase price, (ii) adding stock as a component to the consideration, (iii) spinning off AMI Doduco – Pulse's non-electronics business, restructuring the management team, and reconstituting the board. Pulse ultimately rejected Bel's conditions
- **June 28, 2007:** Bel delivered a letter to Pulse seeking to renew merger discussions and outlined a proposed long-term plan for the combined company. [Letter available at www.ProxyProcess.com/BelFuse]
- **July 3, 2007:** Pulse rejected Bel's proposal
- **November 3, 2008:** Bel sent an email to Pulse's CEO attempting to renew merger discussions
- **December 15, 2008:** Pulse responded, "while the board still perceives there to be significant upside to such a combination, the timing is just not right for us at this particular time." Pulse also requested to defer merger discussions until it had a clearer outlook for 2009
- **August 3, 2009:** Pulse announced sale of AMI Doduco
- **September 28, 2009:** Pulse announced James Papada, CEO will retire in March 2010
- **October 6, 2009:** Bel delivered a letter to Pulse indicating that the announced sale of AMI Doduco and the impending retirement of James Papada presented an excellent opportunity to renew business combination discussions
- **October 22, 2009:** Pulse requested that discussions about a business combination be postponed until the Company identified a replacement CEO and the sale of AMI Doduco is complete
- **March 22, 2010:** Pulse hired Daniel Moloney as CEO
- **August 2, 2010:** Moloney announced he was leaving Pulse. Pulse also announced a definitive agreement to sell AMI Doduco.
- **August 4, 2010:** Bel contacted Pulse to renew merger negotiations. Pulse responded, "Thanks for your note, we appreciate your interest but this is not the right time for a conversation"
- **December 14, 2010:** Bel contacted Pulse expressing interest to renew business combination discussions and stated that Bel may nominate directors to the Pulse board
- **December 23, 2010:** Bel nominated Timothy Brog, James Dennedy and a third nominee for election to the Pulse board at the 2011 annual meeting
- **January 5, 2011:** Pulse announced Ralph Faison had been appointed President, CEO and a Director
- **January 14, 2011:** Bel met with two Pulse directors to examine a business combination. Bel indicated its flexibility as to structure of the transaction and form of consideration
- **January 18, 2011:** Bel added a fourth nominee for election to the Pulse board
- **February 7, 2011:** Bel met with Pulse's CEO to discuss the merits of a business combination. At that meeting Pulse requested that merger discussions be deferred for another 18 to 24 months
- **February 28, 2011:** Bel delivered a letter to Pulse offering to acquire the Company for $6.00 per share in cash or stock
- **March 10, 2011:** Pulse sent a letter to Bel rejecting the acquisition proposal
- **April 11, 2011:** Bel filed definitive proxy materials seeking to elect two directors to Pulse's board at the May 18, 2011 annual meeting

Bel-Pulse: A Clear Strategic Fit

Both companies have agreed in the past that a Bel/Pulse combination is compelling and makes extraordinary strategic sense for shareholders and other constituents

Bel-Pulse: A Clear Strategic Fit

- ***"For those shareholders who chose to stay with the company, it could be a very, very lucrative deal over the next decade and one which neither of us can provide all by ourselves, at least not in the mid term, and probably not ever."*** *– James Papada, former Pulse Chairman and CEO, May 2006*

- Rising raw material costs, increasing labor costs and added pricing pressure from a consolidating customer base are making it much more difficult for mid-sized companies like Bel and Pulse to sustain long-term profitability

- There are significant overlaps between Bel and Pulse which offers tremendous opportunity for cost savings. We believe improved margins and cost saving could yield $15 Million+ annually

- Several unproductive efforts to re-engage the Pulse board about a business combination since 2008 has left us with no other option but to make our $6.00 per share offer public

Tangible Value for Pulse Shareholders

Tangible Value for Pulse Shareholders

After years of unsuccessful attempts to engage with the Pulse Board, we felt we had no other option but to make our interest public

On February 28, 2011 Bel offered to purchase Pulse for $6.00 per share

Bel's Offer for Pulse

Consideration:	$6.00 per share, payable in the form of $6.00 in cash or 0.272 of a share of Bel Class B common stock, valuing Pulse at approximately $250 million market cap
Premium:	38% premium to Pulse's unaffected share price on December 28, 2010 23% premium to Pulse's 60-Day trailing share price 11% premium to Pulse's closing share price on February 25, 2011, the last trading day before the offer
Financing:	Bel has a strong balance sheet representing $85 Million in cash and no debt. Bel has analyzed the transaction with its investment bankers and is prepared to obtain financing commitments once Pulse shows its willingness to negotiate
Closing:	Bel is prepared to move quickly to consummate a deal, subject to limited due diligence

Tangible Value for Pulse Shareholders

Bel's $6.00 per share offer is not opportunistic nor is it unfair

Pulse has drastically underperformed the market, its peer group and the S&P Electrical Components Index for years


5-year Total Shareholder Return as of Dec. 28, 2010
200
180
160
140
120
100
80
60
40
20
0
PULS-US
Peer median
NASDAQ COMPOSITE
S&P 500 Electrical Components & Equipment(Sub Ind)
Elec. Index
NASDAQ
PEER
Pulse

Peer Group includes: Cogo Group, CTS Corp, Electro Scientific, Intevac, Laborge, Methode Electronics, Maxwell Technologies, Orbotech Ltd, Spectrum Control and Vicor Corp (See Appendix for Bel's Relevant Peer Group Analysis)

Tangible Value for Pulse Shareholders

Bel's $6.00 per share offer is not opportunistic nor is it unfair

Bel's offer values Pulse at 9.0x EV/LTM EBITDA and 0.7x EV/LTM Sales

($ in millions, except per share data)	Unaffected PULS		Bel Fuse $6 offer
	28-Dec-10	25-Feb-11	15-Apr-11
Share Price	$4.36	$5.41	$6.00
Diluted outstanding shares (millions)	41.5	41.5	41.5
Equity value	$180.9	$224.5	$248.9
Add: Net debt	41.8	46.2	46.2
Add: Minority interest	12.05	12.05	12.05
Enterprise Value	$234.8	$282.8	$307
LTM EBITDA	$34.3	$34.6	$34
LTM Sales	$436.7	$432.5	$432
EV/LTM EBITDA	6.8x	8.2x	9.0x
EV/LTM Sales	0.5x	0.7x	0.7x

On a comparable basis: Bel is currently trading at 4.6x EV/EBITDA and 0.5x Sales

Tangible Value for Pulse Shareholders

Bel's $6.00 per share offer is not opportunistic nor is it unfair

Analyst/Peer estimates indicate Pulse would be worth less on a standalone basis

EV/Forward 2011 EBITDA Analysis

Analyst & peer group calculations indicate a
$5.42/share value for Pulse based on 2011 estimates

$ in millions, except per share data		2011
Consensus EBITDA estimate*		**$30.1**
Current peer median multiple	8.7x	
Pulse 1-yr historical premium to peer	8.6%	
Adjusted valuation multiple for Pulse	9.4x	
Implied Enterprise Value		$283.3
Less Net Debt		$46.2
Less Minority Interest		$12.1
Implied Equity Value		**$225.0**
Shares outstanding		41.5
Implied standalone value per share		**$5.42**
Trading Discount to Bel's $6.00/share offer		**-9.6%**

EV/Forward 2011 Sales Analysis

Analyst & peer group calculations indicate a
$5.77/share value for Pulse based on 2011 estimates

$ in millions, except per share data		2011
Consensus Revenue estimate		**$425.9**
Current peer median multiple	1.0x	
Pulse 1-yr historical discount to peer	-29.8%	
Adjusted valuation multiple for Pulse	0.7x	
Implied Enterprise Value		$297.8
Less Net Debt		$46.2
Less Minority Interest		$12.1
Implied Equity value		**$239.5**
Shares outstanding		41.5
Implied standalone value per share		**$5.77**
Trading Discount to Bel's $6.00/share offer		**-3.8%**

** Consensus EBITDA and Revenue Estimates obtained from Thomson Reuters based on current estimates by CJS, Needham and Longbow Research.*

Tangible Value for Pulse Shareholders

Bel's $6.00 per share offer is not opportunistic nor is it unfair

Would Pulse Shares be Trading at Current Levels Without Bel's Offer?



Total Shareholder Return since Oct. 1, 2010
150.00
140.00
130.00
120.00
110.00
100.00
90.00
80.00
PULS announces 3QFY2010 earnings - 11/08/2010
Bel makes $6 per share offer for Pulse - 02/28/2011
Bel expresses interest in acquiring Pulse - 12/28/2010
10/1/2010
11/1/2010
12/1/2010
1/1/2011
2/1/2011
3/1/2011
4/1/2011
PULS-US
Peer median
NASDAQ COMPOSITE
S&P 500 Electrical Components & Equipment (Sub Ind)

Pulse's stock price has consistently underperformed their Peer Group

Pulse's Peer Group share price has declined by an average -2.6% since December 28, 2010

Tangible Value for Pulse Shareholders

Bel's Offer to Acquire Pulse for $6.00 per share is Not Opportunistic Nor is it Unfair

Tangible Value for Pulse Shareholders

- Bel has indicated its willingness to negotiate an increased purchase price that reflects any incremental value that Pulse can demonstrate
- Bel has indicated its willingness to structure a transaction that makes the most sense for shareholders, including a form of consideration that may include (i) all cash, (ii) Bel stock, or (iii) a combination thereof
- Pulse has drastically underperformed the market, its Peer Group and the S&P Electrical Components Index for years
- Before Bel's interest in acquiring Pulse was made public on December 28, 2010, Pulse was trading at 6.8x EV/EBITDA and 0.5x Sales. Bel's $6.00 per share offer values Pulse at 9.0x EV/EBITDA and 0.7x Sales (Bel is currently trading at 4.6xEV/EBITDA and 0.5x Sales)
- Analyst estimates suggest Pulse's stock price would be worth between $5.42 to $5.77 per share based on Fiscal Year 2011 estimates
- Without Bel's $6.00 per share offer, we question if Pulse would be trading at current levels today

Realizing Maximum Value

Realizing Maximum Value

In response to Bel's $6.00 per share offer, Pulse has put forth an ill-defined turnaround plan which is uncertain to yield value for shareholders

Pulse Recently Announced Several "Actions to Enhance Value":

- Divested AMI Doduco
- Abandoned the holding company structure
- Became a pure-play electronic components company
- Exited non-strategic product lines
- Strengthened the balance sheet
- Announced the consolidation of corporate offices into San Diego office

"...the level of upside remains unclear in the medium term."
Needham analyst report dated February 10, 2011

These actions, while important and necessary to meet the minimum standard to remain competitive in our industry are, in our view, long overdue

Realizing Maximum Value

On June 28, 2007, Bel recommended many of these actions as the best way to generate the greatest return for shareholders of a combined company



- Divest AMI Doduco
- Concentrate on business segments where the combined company are or can be a market leader
- Use proceeds from the sale of AMI Doduco to buy back shares in the merged company in order to maximize value for the combined company's shareholders
- Review strategic alternatives to Bel's Power Group, Pulse Automotive Group and Pulse Consumer Products Group consistent with our views on the ability of these divisions to become market leaders
- Making further acquisitions in the antennae area in order to lessen dependence on a single customer

The June 28, 2007 letter is available on www.ProxyProcess.com/BelFuse

Realizing Maximum Value

Pulse has recently announced several "Strategic Actions" to take place over the next 18 to 24 months. **None of the actions have a clear and certain value associated with them**

- Pulse commits to $12 Million of annual cost savings, **but only identifies where $1 million in savings will come from**
- Pulse recently hired a new CIO to implement a new ERP system, **but has not publicly quantified the cost to install the system, the length of time to fully implement the system, the expected cost savings, and the tangible return on investment**
- Pulse has stated that it will attempt to improve the wireless business. **If unsuccessful within 12-18 months, Pulse will consider strategic alternatives, including its potential sale**

Has the Pulse Board asked the tough questions necessary to ensure your value is protected?

Have they demanded a rigorous analysis of these planned changes and investments?

Realizing Maximum Value

Pulse's wireless business generated $86 Million in revenues in 2010 and is declining at an annual rate of 43%. **The 2010 loss for the wireless business was -$14 Million**



Revenue
($ in millions)
$35.9
$39.3
$39.9
$35.9
New OEM Antenna Revenue
$0.5
$1.4
$2.4
$5.9
$24.0
$22.8
$19.9
$19.5
1Q 09
2Q 09
3Q 09
4Q 09
1Q 10
2Q 10
3Q 10
4Q 10
Year-over-year growth:
(33.1%)
(42.0%)
(50.1%)
(45.7%)

Pulse Wireless Segment Revenues. Extracted from Pulse's April 2011 shareholder presentation

How much capital is required to make the wireless business viable?
How long will it take for the wireless business to return a value above the cost of capital?
What is the ultimate return on this investment expected to be for shareholders?
At what point is the investment no longer worthwhile for shareholders?

Realizing Maximum Value

Given Pulse's performance over the past five years, we are concerned shareholder value will continue to deteriorate under the stewardship of the current board



Year End Market Capitalization ($ millions)
1400.0
1200.0
1000.0
800.0
600.0
400.0
200.0
0.0
Total Compensation ($ millions)
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
2006 Market Value $972 Million
2006 Compensation $2.4 Million
2007 Compensation $3.5 Million
2008 Compensation $2.8 Million
2009 Compensation $5.8 Million
2010 Compensation $11.2 Million
2010 Market Value $221 Million
2006
2007
2008
2009
2010
Total Compensation for CEO and CFO
Market Value (Year-end)

Market Value Decline

($751 Million)

Total CEO & CFO Compensation

$25.7 Million

As part of the $25.7 Million in compensation, the CEO and CFO collected one-time change-in-control payments totaling more than $4.0 Million following the sale of Pulse's Medtech subsidiary, a business acquired under the same management team less than 18 months earlier

Over the past five years, Pulse has lost $751 Million in Market Value while the CEO and CFO have been paid $25.7 Million in Total Compensation

Realizing Maximum Value

Over the past five years, Pulse has written-off $411 Million in goodwill and intangible assets while spending $655 Million on acquisitions and on R&D



800.0
600.0
400.0
200.0
0.0
-200.0
-400.0
-600.0
$ Millions
$93 Million
$128 Million
$597 Million
$625 Million
$655 Million
2006
2007
2008
2009
2010
-$310 Million
-$381 Million
-$411 Million
Cumulative acquisition + R&D spend
Cumulative goodwill and intangible asset writedown

Realizing Maximum Value

Pulse has had several other performance concerns over the past five years that are worth examining further

Pulse Total Revenues
Decline from $627 million to $432 million (31% decline)

Income from Continuing Operations
Decline from a $46 million profit to a $28 million loss ($74 million decline)

Total CEO & CFO Compensation
$25.7 million (This does NOT include a $0.6 million payment to Daniel Moloney, CEO from March 22 to August 2, 2010)

Total Capital Allocated to Acquisitions
$480 million ($590 million including LK Products in September 2005)

Total Research & Development Expenses
$175 million

Total Goodwill & Intangible Asset Impairment
$411 million (Primarily related to acquisitions)

Total Loss in Market Value
$751 million loss

Realizing Maximum Value

It remains unclear how shareholders will benefit from Pulse's vague and uncertain turnaround plan

Realizing Maximum Value

- The Pulse Board should have demanded cost-improvements similar to the items Bel suggested years ago
- Pulse's new turnaround plan is lofty and uncertain. It does not detail: (i) where all $12 Million in total cost reductions will come from, (ii) how much capital is required to implement the large-scale ERP system and its potential return on investment, and (iii) what it will take to fix the wireless business
- Based on Pulse's 5-Year performance record we question whether a rigorous analysis has been done to ensure shareholder value is protected

Send a Message to the Pulse Board

The Status Quo is No Longer Acceptable

The Status Quo is No Longer Acceptable

Bel is **not** seeking control of the Pulse Board

Bel's two Director nominees have no agenda other than examining ALL options available to maximize value for Pulse shareholders

The Status Quo is No Longer Acceptable

- Bel is **not** seeking control of the Pulse Board. If elected, the new directors will constitute 2 of 8 board members
- These director nominees were introduced to Bel through a specialized corporate governance consulting firm and have no affiliation with Bel other than agreeing to be nominees to the Pulse board of directors
- If elected, these new directors are committed to working constructively with the other members of the board to ensure that the interests of all shareholders are protected

The Status Quo is No Longer Acceptable

Bel's director nominees are independent, highly qualified and have no agenda other than to increase value for Pulse shareholders

Timothy E. Brog

- Age 47
- Chairman and CEO, Peerless Systems (NASDAQ: PRLS)
- Former Managing Director, Locksmith Capital Management
- Former Managing Director, E2 Investment Partners
- Former President, Pembridge Capital Management
- Founder and Former Managing Director, The Edward Andrews Group
- Director, Eco-Bat Technologies
- Former Director, The Topps Company
- Former Associate, Skadden, Arps, Slate, Meagher & Flom
- BA Tufts University
- JD Fordham University School of Law

James Dennedy

- Age 45
- Principal and Chief Investment Officer, Arcadia Capital
- Former Managing Partner, Hamilton-Madison Group
- Former President and CEO, Engyro Corporation
- Former Managing Partner, Mitchell-Wright, LLC
- Director and Chairman of Audit Committee, NaviSite, Inc.
- Director, Agilysys, Inc.
- Former Director, I-Many, Inc.
- Former Director, Entrust, Inc.
- Former Director Abridean, inc.
- BS Economics United States Air Force Academy
- MA Economics University of Colorado
- MBA Ohio State University

The Status Quo is No Longer Acceptable

Pulse has proposed 3 new Director nominees to an expanded board of 8 directors

Even with the 3 new Directors, 4 of 8 continuing Directors will be associated with Pulse's past performance problems

Edward M. Mazze (Age 70)
Director since 1985

John E. Burrows, Jr. (Age 63)
Director since 1994

C. Mark Melliar-Smith (Age 65)
Director since 2002

Howard C. Deck (Age 54)
Director since 2008



Year End Market Capitalization ($ millions)
Total Compensation ($ millions)
2006 Market Value $972 Million
2006 Compensation $2.4 Million
2007 Compensation $3.5 Million
2008 Compensation $2.8 Million
2009 Compensation $5.8 Million
2010 Compensation $11.2 Million
2010 Market Value $221 Million
2006
2007
2008
2009
2010
Total Compensation for CEO and CFO
Market Value (Year-end)

Magnetics • Circuit Protection • Modules • Interconnect

Review

Bel – Pulse: A Clear Strategic Fit

Both companies have agreed in the past that a Bel/Pulse combination is compelling and makes long-term strategic sense for shareholders and other constituents

Tangible Value for Pulse Shareholders

On February 28, 2011, Bel proposed to acquire Pulse for $6.00 per share. We are prepared to revise our offer if Pulse would only engage with us

Realizing Maximum Value

In response to our offer, Pulse has proposed an ill-defined turnaround plan which is uncertain to yield value for shareholders

The Status Quo is No Longer Acceptable

Bel's two Director candidates have no agenda other than to increase value for Pulse shareholders

Now is the time for Pulse shareholders to act!

We are asking you to vote "FOR" Bel's nominees on the **GOLD** proxy card today

Appendix

About Bel

Bel makes products that are designed to protect, regulate, connect, isolate or manage a variety of electronic circuits

Bel Products

Magnetics



Modules



Interconnect



Circuit Protection



Primary Uses



Computer Networking



Military/Aerospace



Communications

High Speed Computing
Automotive
Medical
Consumer Electronics

Other Industries Served

Bel's Relevant Peer Group Analysis

Company	Ticker	Revenue	Market Cap	Enterprise Value
Pulse Electronics	PULS	$432M	$247M	$293M
Cogo Group	COGO	$397M	$275M	$249M
CTS Corp	CTS	$553M	$353M	$354M
Electro Scientific	ESIO	$245M	$431M	$285M
Intevac Inc.	IVAC	$203M	$252M	$140M
LaBarge Inc.	LB	$324M	$301M	$329M
Methode Electronics	MEI	$405M	$434M	$364M
Maxwell Technologies	MXWL	$123M	$460M	$443M
Orbotech Ltd.	ORBK	$529M	$441M	$394M
Spectrum Control	SPEC	$167M	$259M	$260M
Vicor Corp	VICR	$251M	$654M	$624M

Additional Information

ADDITIONAL INFORMATION

The contents of this presentation do not constitute an offer to buy or solicitation of an offer to sell any securities. No tender offer for the shares of Pulse has commenced at this time. In connection with Bel's proposal to acquire Pulse, Bel may file tender offer documents with the SEC. Any definitive offer documents will be mailed to shareholders of Pulse. INVESTORS AND SECURITY HOLDERS OF PULSE ARE URGED TO READ THESE AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Bel through the website maintained by the SEC at www.sec.gov.

FORWARD-LOOKING STATEMENTS

Except for historical information contained in this presentation, the matters discussed in this presentation are forward-looking statements that involve risks and uncertainties. Among the factors that could cause actual results to differ materially from such statements are: the market concerns facing our customers; the continuing viability of sectors that rely on our products; the effects of business and economic conditions; capacity and supply constraints or difficulties; product development, commercializing or technological difficulties; the regulatory and trade environment; risks associated with foreign currencies; uncertainties associated with legal proceedings; the market's acceptance of our new products and competitive responses to those new products; and the risk factors detailed from time to time in our SEC reports. In light of the risks and uncertainties, there can be no assurance that any forward-looking statement will in fact prove to be correct. We undertake no obligation to update or revise any forward-looking statements.

THIS PRESENTATION IS FOR DISCUSSION AND GENERAL INFORMATIONAL PURPOSES ONLY. IT DOES NOT HAVE REGARD TO THE SPECIFIC INVESTMENT OBJECTIVE, FINANCIAL SITUATION, SUITABILITY, OR THE PARTICULAR NEED OF ANY SPECIFIC PERSON WHO MAY RECEIVE THIS PRESENTATION, AND SHOULD NOT BE TAKEN AS ADVICE ON THE MERITS OF ANY INVESTMENT DECISION. THE VIEWS EXPRESSED HEREIN REPRESENT THE OPINIONS OF BEL FUSE INC. ("BEL"), AND ARE BASED ON PUBLICLY AVAILABLE INFORMATION WITH RESPECT TO PULSE ELECTRONICS CORPORATION (THE "ISSUER"). CERTAIN FINANCIAL INFORMATION AND DATA USED HEREIN HAVE BEEN DERIVED OR OBTAINED FROM PUBLIC FILINGS, INCLUDING FILINGS MADE BY THE ISSUER WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC"), AND OTHER SOURCES.

BEL HAS NOT SOUGHT OR OBTAINED CONSENT FROM ANY THIRD PARTY TO USE ANY STATEMENTS OR INFORMATION INDICATED HEREIN AS HAVING BEEN OBTAINED OR DERIVED FROM STATEMENTS MADE OR PUBLISHED BY THIRD PARTIES. ANY SUCH STATEMENTS OR INFORMATION SHOULD NOT BE VIEWED AS INDICATING THE SUPPORT OF SUCH THIRD PARTY FOR THE VIEWS EXPRESSED HEREIN. NO WARRANTY IS MADE THAT DATA OR INFORMATION, WHETHER DERIVED OR OBTAINED FROM FILINGS MADE WITH THE SEC OR FROM ANY THIRD PARTY, ARE ACCURATE.

BEL SHALL NOT BE RESPONSIBLE OR HAVE ANY LIABILITY FOR ANY MISINFORMATION CONTAINED IN ANY SEC FILING, ANY THIRD PARTY REPORT OR THIS PRESENTATION. THERE IS NO ASSURANCE OR GUARANTEE WITH RESPECT TO THE PRICES AT WHICH ANY SECURITIES OF THE ISSUER WILL TRADE, AND SUCH SECURITIES MAY NOT TRADE AT PRICES THAT MAY BE IMPLIED HEREIN. THE ESTIMATES, PROJECTIONS AND PRO FORMA INFORMATION SET FORTH HEREIN ARE BASED ON ASSUMPTIONS WHICH BEL BELIEVES TO BE REASONABLE, BUT THERE CAN BE NO ASSURANCE OR GUARANTEE THAT ACTUAL RESULTS OR PERFORMANCE OF THE ISSUER WILL NOT DIFFER, AND SUCH DIFFERENCES MAY BE MATERIAL. THIS PRESENTATION DOES NOT RECOMMEND THE PURCHASE OR SALE OF ANY SECURITY.

BEL RESERVES THE RIGHT TO CHANGE ANY OF ITS OPINIONS EXPRESSED HEREIN AT ANY TIME AS IT DEEMS APPROPRIATE. BEL DISCLAIMS ANY OBLIGATION TO UPDATE THE INFORMATION CONTAINED HEREIN.